UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CKX Lands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CKX LANDS, INC.

1508 Hodges Street

Lake Charles, LA 70601

Tel. 337-493-2399

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 TO BE HELD THURSDAY, APRIL 24, 2014

The Annual Meeting of the Stockholders of CKX Lands, Inc., will be held at 1508 Hodges Street, Lake Charles, Louisiana 70601, on Thursday, April 24, 2014, at 11:00 a.m., central time, for the following purposes:

1.	To elect directors;

2.	To vote on the proposal to ratify the appointment of McElroy, Quirk & Burch, APC as our independent registered public accounting firm for the fiscal year ended December 31, 2014;

3.	To vote, by non-binding vote, on an advisory approval of our executive compensation;

4.	To vote, by non-binding vote, on an advisory proposal regarding the frequency with which future advisory votes on our executive compensation should be conducted; and

5.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 6, 2014, are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

/s/ Brian R. Jones
BRIAN R. JONES President and Treasurer

March 21, 2014

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR THE

2014 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 24, 2014

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 are available at www.envisionreports.com/ckx.

CKX Lands, Inc.

PROXY STATEMENT

APPROXIMATE DATE OF MAILING: MARCH 21, 2014

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 are available at www.envisionreports.com/ckx.

The enclosed proxy card is solicited by the Board of Directors of CKX Lands, Inc. (“CKX Lands” or “Company”) for use at its Annual Meeting of Stockholders to be held on Thursday, April 24, 2014, at 11:00 a.m., central time, at 1508 Hodges Street, Lake Charles, Louisiana 70601 or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of the Company, by submission of a later dated proxy through any of the permissible means of voting listed on the proxy card, or by voting in person at the meeting.

All expenses of preparing, printing and mailing the proxy statement and all materials used in solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and will pay the reasonable expenses of such persons for forwarding the material. The mailing address of CKX Lands is P.O. Box 1864, Lake Charles, LA 70602.

On March 6, 2014, CKX Lands had outstanding 1,942,495 shares of Common Stock, its only class of stock, held by 500 shareholders of record. Only stockholders of record at the close of business on March 6, 2014, will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by a plurality vote and the approval of the independent auditor and the non-binding advisory vote on our executive compensation will be determined by a majority vote of the votes present at the meeting in person or by proxy. With respect to the non-binding, advisory vote on the frequency of future advisory votes on our executive compensation, we will treat the option selected by the plurality of the votes cast of the meeting as the option approved by the stockholders. Abstentions will have no effect on the election of directors or the non-binding vote on the frequency of future advisory votes on executive compensation, but will have the effect of a vote “against” in the proposal to ratify the appointment of the independent auditor and the non-binding vote on our executive compensation.

If you hold your shares in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order for your broker, bank or other nominee to vote your shares according to your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

If the organization that holds your shares does not receive instructions from you on how to vote your shares, then under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote your shares in its discretion on routine matters, but it cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not have the authority to vote, and therefore cannot vote, on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” The election of directors (Item No. 1) and matters relating to executive compensation (Items 3 and 4) are non-routine matters, so brokers may not vote your shares on Items 1, 3 or 4 if you do not give specific instructions on how to vote. We encourage you to provide instructions to your broker or nominee regarding the voting of your shares on these proposals.

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The ratification of the independent auditors (Item No. 2) is a matter that we believe will be considered routine. Therefore, no broker non-votes are expected to occur in connection with Item No. 2.

Broker non-votes will be counted as present at the stockholders’ meeting for the purposes of calculating a quorum, but will not be counted as present for purposes of determining whether a non-routine matter has been approved. Thus we believe broker non-votes will have no effect on any matter at the meeting.

The shares represented by properly executed proxies, unless previously revoked, will be voted at the meeting in accordance with the directions set forth on the proxies. If no choice has been specified on the proxy, the shares will be voted FOR the election of the nominees as directors and FOR approval of McElroy, Quirk & Burch, APC as auditors. The proxy also gives authority to the proxy holders to vote the shares in their discretion on any other matter presented at the meeting.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of March 6, 2014, concerning beneficial ownership of Common Stock by each director, each director nominee, each executive officer, all directors and executive officers as a group, and each person known by CKX Lands to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names.

Name of Beneficial Owner	Number Beneficially Owned		Percent of Class
Elizabeth Hollins	20,239	(1)	1.04%
Brian R. Jones	--		0.00%
Laura A. Leach	77,684	(2)	4.00%
B. James Reaves, III	19,600	(3)	1.01%
Mary Watkins Savoy	9,158		0.47%
William Gray Stream	40,588	(4)	2.09%
Charles D. Viccellio	12,825		0.66%
Mary Leach Werner	20,726	(5)	1.07%
Michael B. White	296,266	(6)	15.25%
All directors and executive officers as a group	478,136		24.61%

(1)	Includes 14,239 shares owned by Ms. Hollins’ mother that Ms. Hollins has power to vote. Includes 1,000 shares owned by a L.L.C. of which Ms. Hollins is manager.

(2)	Includes 8,250 shares owned by a partnership of which Mrs. Leach is a partner and 11,250 shares owned by corporations of which Mrs. Leach is a director.

(3)	Includes 15,850 shares owned by a L.L.C. of which Mr. Reaves is manager.

(4)	Includes 40,088 shares owned by Mr. Stream’s father, aunt, grandmother and a trust, that Mr. Stream has power to vote. Mr. Stream disclaims beneficial ownership of these shares.

(5)	Includes 8,250 shares owned by a partnership of which Mrs. Werner is a partner and 10,700 shares owned by a corporation of which Mrs. Werner is a director.

(6)	Includes 296,266 shares owned by a L.L.C. of which Mr. White is sole manager and sole member.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% stockholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company.

Based solely upon a review of the Form 3, 4 and 5 filings received from or filed by CKX Lands, Inc. on behalf of reporting persons during the most recent fiscal year, CKX Lands, Inc. is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during the most recent fiscal year or prior fiscal years, except Ms. Hollins did not timely file a Form 4 for 5,000 shares she sold in 2013 nor for 600 shares she sold in 2014.

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ITEM 1: ELECTION OF DIRECTORS

The By-Laws of the Company specify that the number of directors shall not be less than five and not more than fifteen and the Board shall fix this number for the calendar year at the last meeting of the preceding year. The Board fixed the number of Board members for the calendar year 2014 at eight members. Each director will hold office for one year and until his successor is elected and qualified. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. All nominees have been with the same organization in the same position as listed below for the past five years unless noted. The table below also includes the specific qualifications and experience of each nominee that led to the conclusion that the nominee should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Experience and Qualifications	Director Since

Brian R. Jones	53	President, Treasurer and Chairman of the Board of CKX Lands, Inc. since 2013 and Treasurer of CKX Lands, Inc. since 2006; Managing member of Brian R. Jones CPA, LLC. Mr. Jones’ experience in public accounting makes him qualified to serve as a director.	2007

Laura A. Leach (1) (4)	74	Chairman of the Board, Secretary-Treasurer and Director of Sweetlake Land & Oil Co., LLC and North American Land Co. LLC; Secretary-Treasurer of H. G. Chalkley & Sons, Inc.; Director of Lacassane Co., Inc. Mrs. Leach has extensive experience in land management and oil and gas leasing activities which makes her qualified to serve as a director.	1996

B. James Reaves, III (1) (2)	80	Private Investor, oil & gas; estate management; Director of Lacassane Co., Inc. Mr. Reaves’ experience in oil and gas activities and land management makes him qualified to serve as a director.	1986

Mary Watkins Savoy (2) (3)	74	Private Investments; Director of Mallard Bay Corp. Mrs. Savoy’s experience in land management and oil and gas leasing activities makes her qualified to serve as a director.	1998

William Gray Stream (1) (3)	34	President of Matilda Stream Management. Mr. Stream’s experience in land management, oil and gas activities and forestry makes him qualified to serve as a director.	2007

Charles D. Viccellio	80	Vice-President & Secretary of CKX Lands, Inc.; Attorney (retired), Stockwell, Sievert, Viccellio, Clements & Shaddock, LLP, attorneys. Mr. Viccellio’s extensive legal experience in land management and oil and gas activities makes him qualified to serve as a director.	1996

Mary Leach Werner (2) (3) (4)	46	Vice-President and Director of North American Land Co., Inc. Mrs. Werner’s experience in land management and oil and gas activities makes her qualified to serve as a director.	2004

Michael B. White (1)	57	Oil and gas ventures, farmland and timberland investments, sole manager and sole member of Ottley Properties, LLC. Mr. White’s experience in oil and gas, farmland and timberland makes him qualified to serve as a director.	2013

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Member of the (1) Audit Committee, (2) Compensation Committee, (3) Nominating Committee; (4) Mrs. Leach is the mother of Mrs. Werner.

Mallard Bay Corp., Lacassane Co., Inc., Sweetlake Land & Oil Co., Inc., North American Land Co., Inc., H. G. Chalkley & Sons, Inc., and Matilda Stream Management are all land management companies. Ottley Properties, LLC is an investment holding company. Brian R. Jones CPA, LLC is a CPA firm.

The Board of Directors has determined that director nominees Leach, Reaves, Savoy, Stream, Werner, and White are “independent directors” as defined under the rules of the NYSE MKT.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE AND RISK OVERSIGHT

CKX Lands’ president and treasurer, Brian R. Jones also serves as the Chairman of the Board of Directors. The Company believes this leadership structure is most appropriate for the communication of Company decisions, activities and other third-party communications to the Board members, management and company personnel due to the small company size and the lack of complexity in its operating activities.

The Company’s Board of Directors does not have a lead independent director. Independent Directors meet at least annually in executive session without non-independent or management Directors in attendance. During 2013, independent Directors met once in executive session.

CKX Lands’ Board of Directors administers its risk oversight responsibilities by requiring specific Board authorization on all non-routine activities of the Company and through its Audit Committee quarterly review of the Company’s financial statements, management activities discussions and communication with external auditors.

During 2013, the Board of Directors held a total of six meetings. Mr. White missed one board meeting. Mr. Stream, Mr. Viccellio, and Mrs. Werner missed two board meetings. All other members attended all board meetings.

BOARD OF DIRECTORS’ COMMITTEES

The Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The membership of each Committee consists solely of non-employee directors who meet the independence standards established by the NYSE Amex.

AUDIT COMMITTEE: The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends the appointment of independent registered public accountants to the Board of Directors. The Company has determined that Mr. Stream, the Audit Committee Chairman, qualifies as an “audit committee financial expert” under Item 407(d) (5) of Regulation S-K. Each member of the Audit Committee meets the financial literacy requirements of the NYSE Amex. During 2013, the Audit Committee held four meetings. Mr. Stream missed one audit committee meeting and Mrs. Hollins served as Chairman. All other members attended all audit committee meetings.

COMPENSATION COMMITTEE: The Compensation Committee approves all executive compensation. During 2013, the Compensation Committee held no meetings.

NOMINATING COMMITTEE: The Nominating Committee selects nominees for the Board of Directors.

The Nominating Committee identifies individuals qualified to become directors and recommends them to the Board for directorships. The Nominating Committee will consider persons recommended by stockholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information.

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity, and knowledge of Southwest Louisiana particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria. The Committee does not consider diversity when identifying nominees for directorships.

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The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members on the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board.

Nominating Committee does not have a charter and operates under board resolution addressing the nominating process.

During 2013, the Nominating Committee held no meeting.

DIRECTOR COMPENSATION

All Directors, including officers, are paid $400 per board meeting attended and $200 per missed meeting. Committee members are paid $100 per committee meeting attended and the committee chairman is paid $125 per committee meeting attended, except the Audit Committee Chairman is paid $400 per committee meeting attended.

For all meetings occurring after August 8, 2013, the Board of Directors approved an increase to director compensation as follows:

		Member

Meeting	Chairperson	Attending	Non-Attending

Board of Directors	$1,000	$600	$200

Audit Committee	800	400	--

Compensation Committee	300	200	--

Nominating Committee	$ 300	$200	$ --

Director Compensation paid during 2013 is presented below:

Director	Fees Paid

Elizabeth Hollins	$3,800

Brian R. Jones	3,000

Joseph K. Cooper	400

Laura A. Leach	3,400

B. James Reaves, III	3,400

Mary Watkins Savoy	2,600

William Gray Stream	3,200

Mary Leach Werner	2,000

Michael B. White	2,400
$26,400

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COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY STOCKHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Stockholders provides an opportunity for stockholders and others to ask questions directly of Company Directors on matters relevant to the Company. Stockholders and others may send communications to the Board at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602. Each of the Company’s directors is requested to attend the Annual Meeting in person. All of the Company’s directors attended the Company’s 2013 Annual Meeting of Shareholders. In addition, stockholders and other interested parties may, at anytime, communicate with the full Board of Directors, any individual director or any group of directors, by sending written a communication to the full Board of Directors, individual director or group of directors at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602.

SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary	Bonus	All Other Compensation(1)	Total
Brian R. Jones (2)	2013	$36,417	--	$3,000	$39,417
President and Treasurer

Joseph K. Cooper	2013	$5,667	--	$400	$6,067
President & Chief Executive Officer	2012	$17,000	--	$2,800	$19,800
	2011	$15,000	--	1,600	$16,600

(1)	Consists solely of Board of Director meeting attendance fees.
(2)	Brian R. Jones held the position of Treasurer and CFO during 2011 and 2012 but did not meet the definition of “named executive officer” for whom disclosure is required.

The President and Treasurer’s compensation plan is a salary of $38,000 annually.

The Company has no long-term compensation programs, stock option program or stock grants program.

The Company has no employment agreements, pension plan or profit-sharing plan.

Mr. Cooper retired as President and CEO in April 24, 2013.

Mr. Jones was named President on April 25, 2013.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CKX Lands, Inc. owns an undivided 1/6th interest in approximately 35,500 acres known as Walker Louisiana Properties (“WLP”). Mrs. Elizabeth Hollins is co-manager of PBA Properties, LLC, which owns an undivided 1/6th interest in the WLP properties.

Mr. Viccellio’s law firm received $3,809.85 and $11,425.60 for legal work performed for the Company in 2013 and 2012, respectively.

Mr. Jones’ CPA firm received $44,865.24 in 2012 for preparation services for a Deepwater Horizon Settlement claim for the Company. No fees were received during 2013.

Mr. Jones’ spouse’s law firm received $4,310.86 and $80,886.47 for legal services performed for the Company in 2013 and 2012, respectively. The 2012 legal fees related solely to providing legal services related to a Deepwater Horizon Settlement claim for the Company.

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LIMITATION OF LIABILITY

Our certificate of incorporation limits the liability of our directors to the maximum extent provided by Louisiana law. Our By-Laws provide that we will indemnify our officers and directors and may indemnify our employees and other agents to the fullest extent permitted by law. There is no pending litigation nor are we aware of any threatened litigation involving any of our directors, officers, employees or agents in which indemnification will be required or permitted.

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ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McElroy, Quirk & Burch, APC, Certified Public Accountants, acted as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2013. The Audit Committee of the Board has selected McElroy, Quirk & Burch, APC as independent registered public accounting firm to audit our financial statements for 2014. Representatives of McElroy, Quirk & Burch, APC will attend the annual meeting, have an opportunity to make a statement if they so desire and, respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into such a filing.

The Audit Committee of the Board of Directors has furnished the following report on the Company’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2013.

The Audit Committee has reviewed and discussed with the Company’s management and McElroy, Quirk & Burch, APC the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the Company’s 2013 fiscal year. The Audit Committee has also discussed with McElroy, Quirk & Burch, APC the matters that registered independent public accounting firms required to communicate to the Audit Committees pursuant to Statement of Auditing Standards No. 61, AICPA Professional Standards Vol. 1 AU Sec. 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received from McElroy, Quirk & Burch, APC the written disclosures and the letter required by the PCAOB’s Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with McElroy, Quirk & Burch, APC their independence from the Company. In addition, the Committee considered whether the provision by the independent auditors of non-audit services is compatible with maintaining the independent auditors’ independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2013 fiscal year for filing with the SEC.

The Board of Directors adopted a Charter governing the Audit Committee in January 2003. The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the NYSE MKT.

AUDIT COMMITTEE
William Gray Stream (Chairman) Elizabeth Hollins Laura A. Leach B. James Reaves, III

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RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Fees paid to McElroy, Quirk & Burch, APC for each of the last two calendar years are listed in the following table.

	Audit Services Fees	Audit Related Fees	Tax Services	All Other Fees
2013	$50,600	$--	$1,800	$--
2012	$49,850	$--	$1,750	$--

Audit service fees include fees for services performed for the recurring audit of the Company’s financial statements.

Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax fees are for the preparation of the Company’s federal and state income tax returns and the state franchise tax return.

The Audit Committee has adopted policies and procedures for the pre-approval of all audit and non-audit services to be performed by the independent auditor of the Company.

The Audit Committee may delegate, to one or more designated members of the Committee, the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting. During 2013, there was no non-audit work performed which was not pre-approved by the Audit Committee prior to the engagement.

The Audit Committee has selected the firm of McElroy, Quirk & Burch, APC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the stockholders for their ratification as a matter of good corporate practice. A majority of the shares represented and entitled to vote at the meeting (whether in person or by proxy) must be cast in favor of the proposal to ratify the appointment of McElroy, Quirk & Burch, APC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014 for the proposal to be adopted.

The Board of Directors recommends a vote FOR the appointment of McElroy, Quirk & Burch, APC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014.

ITEM 3: ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 amended the Securities Exchange Act of 1934. As a result, the Company’s stockholders are to be provided an opportunity to vote to approve the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. As this vote is an advisory vote, it is not binding upon the Company, the Board of Directors, or Compensation Committee of the Board of Directors. However, the Board of Directors will take the results of this advisory vote under advisement. Also, this vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement.

Therefore, we are asking stockholders to vote on the following proposal, which gives you the opportunity to endorse or not endorse our pay program for our Named Executive Officer by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended.

“RESOLVED, that the stockholders of CKX Lands, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officer, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures.”

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The ultimate responsibility for structuring, implementing, and overseeing executive compensation lies with the independent members of the Board of Directors. The Compensation Committee of the Board of Directors represents for some matters, and in other matters, acts to assist, the Board in fulfilling its compensation-related responsibilities. Executive compensation is described under the heading “SUMMARY COMPENSATION TABLE” on page 7.

The Board of Directors recommends that the stockholders vote FOR the proposal to approve the compensation of CKX Lands’ Named Executive Officer as disclosed in its proxy statement relating to its 2014 Annual Meeting of Stockholders pursuant to the SEC’s compensation disclosure rules.

ITEM 4: FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 amended the Securities Exchange Act of 1934. As a result, the Company’s stockholders are to be provided every six years with an opportunity to vote their preference as to the frequency of future advisory votes on the compensation of the Company’s Named Executive Officer as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The advisory vote on the compensation of the Company’s Named Executive Officer is required to be conducted at least every three years. Accordingly, and pursuant to this change in law, the stockholders may indicate their preference for future advisory votes to be conducted: (1) once every year; (2) once every two years; or (3) once every three years. Stockholders may also abstain from voting on this proposal. As this vote is an advisory vote, it is not binding upon the Company, the Board of Directors, or the Executive Compensation Committee of the Board of Directors. However, the Board of Directors will take the results of this advisory vote under advisement. This vote is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended.

Accordingly, Item 4 on the proxy ballot allows the stockholders to cast a vote as to their preferred voting frequency by selecting the option of: (1) once every year; (2) once every two years; (3) once every three years; or (4) to abstain when voting their preference.

The Board recommends that the stockholders vote to hold the advisory vote every year. If the stockholders adopt the Board’s recommendation, we would hold the next advisory vote at our 2015 annual meeting. Note, however, that you are not voting on whether to approve or disapprove the Board’s recommendation, rather you are being asked to affirmatively select the option of every one, two or three years.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC for 2013 accompanies this Proxy Statement.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope. Stockholders can also access the proxy material at www.envisionreports.com/ckx.

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STOCKHOLDERS PROPOSALS

Proposals of stockholders intended to be included in the proxy materials, including director nominations, relating to the 2015 annual meeting of stockholders, must be received by the Secretary at CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602, in proper form, on or before November 20, 2014. If a proposal is not submitted timely, it will not be considered for inclusion in the proxy statement. A stockholder wishing to propose a matter for consideration at an annual meeting of stockholders must provide notice thereof to the Company’s Secretary prior to the annual meeting for the current year by a deadline that is 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Brian R. Jones
Brian R. Jones
President and Treasurer

Lake Charles, Louisiana

March 21, 2014

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CKX Lands, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3, and Every 1 Year for Proposal 4.

1. Election of Directors:

01 - Brian R. Jones	02 - Laura A. Leach	03 - B. James Reaves, III
04 - Mary W. Savoy	05 - William Gray Stream	06 - Charles D. Viccellio
07 - Mary Leach Werner	08 - Michael B. White	

☐ Mark here to vote FOR all nominees ☐ Mark here to WITHHOLD vote from all nominees ☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) here. ______________________________

	For	Against	Abstain
2. To ratify the appointment of McElroy, Quirk & Burch, APC as the Company's independent registered public accounting firm for 2014.	☐	☐	☐
3. To approve, by non-binding vote, the compensation of the Company's named executive officers.	☐	☐	☐

	1 Yr	2 Yrs	3 Yrs	Abstain
4. To determine, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

5. In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEM 2, FOR ITEM 3, AND FOR 1 YR IN ITEM 4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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CKX Lands, Inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on April 23, 2014.

Vote by Internet

- Go to **www.envisionreports.com/CKX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free **1-800-652-VOTE (8683)** within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3, and Every 1 Year for Proposal 4.

1. Election of Directors: 01 - Brian R. Jones; 02 - Laura A. Leach; 03 - B. James Reaves, III; 04 - Mary W. Savoy; 05 - William Gray Stream; 06 - Charles D. Viccellio; 07 - Mary Leach Werner; 08 - Michael B. White

☐ Mark here to vote FOR all nominees ☐ Mark here to WITHHOLD vote from all nominees ☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) here. ______________________________

	For	Against	Abstain
2. To ratify the appointment of McElroy, Quirk & Burch, APC as the Company's independent registered public accounting firm for 2014.	☐	☐	☐
3. To approve, by non-binding vote, the compensation of the Company's named executive officers.	☐	☐	☐

	1 Yr	2 Yrs	3 Yrs	Abstain
4. To determine, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

5. In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEM 2, FOR ITEM 3, AND FOR 1 YR IN ITEM 4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

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